T. Rowe Price Institutional International Disciplined Equity Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2024, as supplemented

IMPORTANT INFORMATION ABOUT THE T. ROWE PRICE INSTITUTIONAL INTERNATIONAL DISCIPLINED EQUITY FUND (the fund)

On September 16, 2024, the assets and liabilities of the fund were transferred to, and the fund was reorganized into, the T. Rowe Price International Disciplined Equity Fund through a tax-free reorganization. As a result, the fund has been liquidated and is no longer offered to shareholders for purchase.

The date of this supplement is September 23, 2024.

9/23/24